UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2023

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 14, 2023, Guerrilla RF, Inc. (the “Company”) drew down an additional $1.5 million (the “Additional Advance”) under its existing loan facility with Salem Investment Partners V, Limited Partnership (“Salem”). In connection with the additional draw, the Company executed a Promissory Note and entered into an Amendment to the existing Loan Agreement.

The Additional Advance has an interest rate of 14.0% per annum, with payment of interest deferred until the August 2027 maturity date, i.e. “paid-in-kind”. Additionally, the Company paid Salem a closing fee of $45,000 and has agreed to issue 400,000 shares of common stock to Salem as partial consideration for the Additional Advance.

The foregoing description of the Promissory Note and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the loan documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, and 10.2, and incorporated herein by reference.

The Company’s voluntary salary deferral program, as more fully described in the Current Report on Form 8-K filed with the SEC on July 3, 2023, has been terminated, effective, August 18, 2023.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares will be issued to Salem in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 3 to Loan Agreement, dated August 14, 2023, by and between Guerrilla RF, Inc., as Borrower, and Salem Investment Partners V, Limited Partnership as Lender and Collateral Agent*
10.2	Junior Tranche Term Note, dated August 14, 2023, issued to Salem Investment Partners V, Limited Partnership
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  Guerrilla RF, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: August 17, 2023	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer and Director